UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 19, 2006

                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                  001-13112                 11-3129361
________________________  ________________________  ____________________________
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                            Number)

 2102 SW 2ND STREET, POMPANO BEACH, FLORIDA                       33069
 ___________________________________________                    __________
   (Address of principal executive office)                      (Zip Code)

                                 (954) 630-0900
             _______________________________________________________
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ____________________________________________________
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENTOF PRINCIPAL OFFICERS.

         (b) On December 19, 2006, Barry Berkman notified the Board of Directors of DHB Industries Inc. (the "Company") that he will not stand for reelection and is resigning his position as a director of the Company effective December 31, 2006.

         The press release issued by the Company on December 29, 2006 with respect to Mr. Berkman's resignation is filed herewith as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (d)    Exhibits

         99.1   Press Release, dated December 29, 2006




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DHB INDUSTRIES, INC.



                                            By: /s/ LARRY ELLIS
                                               ____________________________
                                                    Chief Executive Officer

Dated:  December 29, 2006




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


EXHIBIT INDEX

99.1     Press Release, December 29, 2006.





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